UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2011 (January 25, 2011)

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The Hertz Corporation (“Hertz”) is filing as Exhibits 99.1 and 99.2 hereto separate press releases issued on January 25, 2011 by Hertz’s ultimate parent company, Hertz Global Holdings, Inc. (“Hertz Holdings”), announcing, respectively, (1) the proposed private offering by Hertz of senior notes due 2019 and (2) the pricing of the offering of $500 million aggregate principal amount of 6.75% senior notes due 2019. The contents of such press releases are incorporated by reference in this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
99.1	Press Release of Hertz Holdings announcing proposed private offering by Hertz of 6.75% senior notes due 2019, dated January 25, 2011.

99.2	Press Release of Hertz Holdings announcing pricing of private offering by Hertz of 6.75% senior notes due 2019, dated January 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION
(Registrant)

	By:	/s/ Jeffrey Zimmerman
	Name:	Jeffrey Zimmerman
	Title:	Senior Vice President, General Counsel and Secretary

Date: January 27, 2011